Filed Pursuant to Rule 497(a)
Regulation 333-236517
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

OFS Capital Corporation (Ticker: OFS), expected rating of BBB at Egan Jones, has asked Goldman Sachs & Co. LLC and Truist Securities, Inc. to organize a series of fixed income investor telephonic calls. These calls will take place on February 2 and February 3, 2021. Goldman Sachs will be coordinating logistics and a NetRoadshow will be made available. A transaction may follow subject to market conditions.
The Company will be represented by:
Bilal Rashid - Chairman and CEO
Jeffrey Cerny - Chief Financial Officer
Call Schedule: Tuesday February 2, 2021
9:00-9:45am ET
10:00-10:45am ET
11:00-11:45am ET
12:00-12:45pm ET
1:00-1:45pm ET
Call Schedule: Wednesday February 3, 2021
9:00-9:45am ET
10:00-10:45am ET
11:00-11:45am ET
12:00-12:45pm ET
1:00-1:45pm ET

This announcement is for your information only and is not intended to be distributed to or reviewed by anyone other than you. This announcement does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction. If a transaction follows, it will be made under the OFS Capital Corporation’s registration statement filed with the Securities and Exchange Commission and only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, a copy of the preliminary prospectus supplement, together with an accompanying prospectus, relating to such transaction may be obtained from the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, OFS Capital Corporation, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or one of the underwriters participating in such transaction.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of OFS Capital Corporation before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about OFS Capital Corporation and should be read carefully before investing.

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION). SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.